Filed Pursuant to Rule 497(e)
                                                      Registration No. 33-102879

                            NED DAVIS RESEARCH FUNDS
              NED DAVIS RESEARCH ASSET ALLOCATION FUND (THE "FUND")

                        SUPPLEMENT DATED AUGUST 16, 2004
                      TO THE PROSPECTUSES DATED MAY 1, 2004

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, effective as of November 1, 2004, the Funds will impose a 2.00% redemption fee (short-term trading fee) on Class AAA, Class I, Class A, Class B and Class C shares that are purchased on or after November 1, 2004, and redeemed or exchanged within 60 days after the date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to Class AAA, Class I, Class A, Class B or Class C shares currently held by shareholders that were purchased before November 1, 2004. The redemption fee also will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, and (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place.

The Fund reserves the right to refuse any purchase request or exchange order.

In connection with this change, the following revisions are made to the Prospectus for the Class AAA and Class I Shares of the Fund. Under the section entitled "Fees and Expenses of the Fund," the following line item is added:

SHAREHOLDER FEES
    (fees paid directly from your investment):
Redemption Fee................................................        2.00%
    (as a percentage of amount
    redeemed for shares held less than
    60 days payable to the Fund)*
* The redemption fee applies to shares purchased on or after November 1, 2004.


In the Prospectus for the Class A, Class B and Class C Shares of the Fund, in the section entitled, "Fees and Expenses of the Fund," under the subheading entitled, "Shareholder Fees," the following line item is added:

                                                                      Class A      Class B      Class C
                                                                      Shares       Shares       Shares
Redemption Fee................................................        2.00%        2.00%        2.00%
    (as a percentage of amount
    redeemed for shares held less than
    60 days payable to the Fund)*

* The redemption fee applies to shares purchased on or after November 1, 2004.